Exhibit 99.
-----------





                                                           For Immediate Release
                                                            Windsor, Connecticut
                                                       Contact: Robert A. Lerman
                                                                    860-683-2005
         PRESS RELEASE                                           August 23, 2005
                                                                    OTCBB:  TDYT


                   Vulcan Industries, Inc. to Close its Doors

WINDSOR, Conn--Aug. 23, 2005--Thermodynetics, Inc. (OTCBB:TDYT)
                                                         -----

Thermodynetics' subsidiary, Vulcan Industries, Inc., as a consequence of the loss of sales and unpaid receivables following a damaging storm in Lower Michigan in early June, suffered significant losses and is unable to meet its obligations to its creditors.

Vulcan's largest customer has transferred its business elsewhere, and the remaining customer base is inadequate to cover operating and overhead expenses.

Vulcan's bank is not funding the cash shortfall and as a result Vulcan is unable to continue operations. The bank, as secured creditor, has set August 31 as the last day of operations while Vulcan finishes certain production runs for its other customers.

Although an auction or private sale of the machinery, equipment and inventory at Vulcan will be conducted, the sale of these assets is expected to be significantly less than the sums owed to the bank.

FORWARD LOOKING STATEMENTS

This report contains certain forward-looking statements regarding the Company, its business prospects and results of operations that are subject to certain risks and uncertainties posed by many factors and events that could cause the Company's actual business, prospects and results of operations to differ materially from those that may be anticipated by such forward-looking statements. Factors that may affect such forward-looking statements include, without limitation: the Company's ability to successfully and timely develop and finance new projects, the impact of competition on the Company's revenues, changes in unit prices, and supply and demand for the Company's tubing product lines in the markets served.

When used, words such as "believes," "anticipates," "expects," "continue", "may", "plan", "predict", "should", "will", "intends" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may subsequently arise. Readers are urged to carefully review and consider the various disclosures made by the Company in this report, news releases, and other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

Thermodynetics, Inc. has been engaged in the manufacture of high performance, high quality metal tubing and tubing assemblies to the heat transfer and other industries since 1972. The Company is a world leader in enhanced heat transfer technology. These products are marketed worldwide for applications in the space conditioning, refrigeration, biomedical, aerospace, boiler, marine, food and beverage, plumbing, water heating and ice making industries.

The Company's products are used in heat pumps as condensers and evaporators in heating, refrigeration, food processing and air-conditioning systems; in the biomedical field as blood or intravenous fluid heat exchangers; in heat recovery units used to heat water with waste heat from air conditioning and refrigeration systems; in ice production systems; in laser coolers, beverage dispensers, food processing systems, chillers, heat pump systems and boilers, and modules for use as components in large condensing or desuperheater systems; and are generally usable in most applications where heat transfer is required. The tubing is also used as a flexible connector in plumbing applications.